EXHIBIT 10.2

獨家銷售協議

Exclusive Sales Agreement

立協議書人:

Parties to this Agreement:

甲方 Party A: EOS INC.

乙方 Party B:阿拜爾有限公司及賴英敏

A-Best Wire harness & Components Co., Ltd. & Ing-Ming Lai

本協議經雙方在平等互利基礎上達成協議，同意遵守下列條款：

This agreement is made and entered into by and between the parties on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows：

第一條 委任

Article 1：Appointment

乙方指定甲方為其獨家銷售商，為第二條所列商品從第三條所列區域招攬訂單，甲方接受上述委任。且同時乙方亦得自行銷售自身產品。

Party B hereby appoints Party A as its Exclusive Distributor to solicit orders for the Commodity stipulated in Article 2 from customers in the Territory stipulated in Article 3, and Party A accepts and assumes such appointment. Notwithstanding the foregoing, Party B retains its right to sell any of its products as defined in Article 2 directly to its customers.

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第二條 代理商品

Article 2：Commodity

乙方之全部產品 (包括微型陶磁共振喇叭)。

All products of Party B (included Micro-ceramic magnetic resonance speaker)

第三條 代理區域

Article 3：Territory

全球 Global

第四條 價格

Article 4：Price

每一筆交易的貨物價格由甲乙雙方協議，在與買方通過談判確定。甲方因其銷售獲得的收入，依據每個銷售案的情況，與乙方協商決定。

The price for each transaction shall be determined through negotiations between Party A, Party B and the buyer and Party A and Party B shall negotiate and decide the margins that Party A is entitled to on a case-by-case basis.

第五條 智慧財產權授權

Article 5：Intellectual property

在本協議有效期限內，為銷售代理商品，甲方得無償使用乙方擁有的商標及著作。

Party A may use the trademarks and copyright owned by Party B for the sale of the Commodity within the term of this agreement.

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第六條 保證條款

Article 6：Representations and Warranties

乙方擔保產品乃自行研發之技術，未侵害任何第三人之專利權、營業秘密或其他智慧財產權。如有侵權之爭議，應由乙方負責，且乙方應賠償甲方因此爭議所受之一切損害，包括但不限於因此產生之賠償金、律師費、訴訟費用等。

Party B hereby represent and warrant that all products are their own invention, and do not infringe upon any patents, trade secrets and/or other IP rights of any third parties. Parties B shall be responsible to answer to any infringement claims, and shall hold Party A harmless with respect to any such claims and shall indemnify Party A for all of its costs and damages that it may thereby incur, including but not limited to any damages granted by a court of the proper jurisdiction against Part A in a final and non-appealable judgment, its attorneys’ fees and relevant expenses, etc.

第七條 生效條件，合約期限

Article 7：Effective Condition and Term

本協議書於簽約日起生效。合約初始有效期為三年，到期後自動續約三年，除非一方在合約到期前3個月內書面通知另一方以終止本協議。

This Agreement shall take effect upon the date of execution. This Agreement shall be effective and in full force for a period of three years (the “Term”) from execution and be automatically renewed for another Term of three years unless one party gives the other party a written notice of termination three (3) months before the end of the Term.

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第八條 協議修改

Article 8：Amendment

本協議得經雙方同意以書面修改增訂，並應將經雙方簽署之書面附於本協議之後，作為本協議之一部分，並取代原條文。本協議未約定事宜應依民法之相關規定辦理。

Amendments or additions to this Agreement may be made in written by mutual consent of the parties, and shall be appended to this Agreement with the signatures of the parties, whereupon they shall form an integral part of this Agreement, and shall supersede the original clauses affected by such amendment or addition. Matters on which this Agreement is silent shall be handled in accordance with the applicable provisions of the Civil Code

第九條 一部無效

Article 9：Severability

本協議部分條款依法被認為無效、無法實施或無法執行時，並不影響其他條款之效力。

In the event that any provision of this Agreement is held to be invalid, unexercisable or unenforceable under the applicable laws, the remaining provisions shall remain in full force and effect.

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第十條 準據法

Article 10：The Applicable Law

本協議應依中華民國之法律予以解釋及規範；雙方對於本協議或因本協議而引起之疑義或糾紛，同意依誠信原則解決之。

This Agreement shall be construed under and governed by the laws of the Republic of China(Taiwan). The parties agree to use good faith to resolve any question or dispute that may arise among or between them under or in connection with this Agreement.

第十一條 合意管轄

Article 11：Consent to Jurisdiction

若因本協議而涉訟時，雙方同意以臺灣臺北地方法院為第一審管轄法院。

In the event of litigation under or in connection with this Agreement, the parties agree that the Taiwan Taipei District Court shall be the competent court with jurisdiction in the first instance.

第十二條：權利義務之移轉

Article 12: Assignment of Rights and Obligations

甲方得將本協議書所訂立之權利義務一部或全部移轉予甲方之關係企業，移轉時應以書面通知乙方。

Party A may assign its rights and obligations under this Agreement in part or in whole to its affiliates, provided that concurrent written notice shall be given to Parties B.

第十三條 協議份數

Article 13：Counterparts

本協議正本壹式貳份，由雙方各執正本一份為憑。

This Agreement shall be executed in two original duplicates, and each party shall keep one duplicate as proof.

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立約人：

Parties:

甲方：

Party A:

EOS INC.

/s/ He-Siang Yang

負責人： HE SIANG YANG

Authorized Representative: HE SIANG YANG

地址：台北市中山區中山北路2段162號7樓之1

Address: 7F.-1, No. 162, Sec. 2, Zhongshan N. Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.)

FEIN：30-0873246 (NEVADA STATE)

乙方：

Party B:

阿拜爾有限公司

A-Best Wire harness & Components Co.Ltd.

/s/ Ing-Ming Lai

法定代理人：賴英敏

Authorized Representative: LAI ING MING

地址：臺北市信義區松德路159號13樓之1

Address: 13F-1, No.159, Songde Rd., Sinyi Dist., Taipei Taiwan

統一編號：xxxxxxxx

Unified Business Number: xxxxxxxx

西元 年 月 日

Date: August 7, 2019

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